SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(B) OR (G) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                        CITIZENS COMMUNITY BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Florida                               65-0614044
--------------------------------------------------------------------------------
(State of incorporation or organization) (I.R.S. Employer Identification No.)

650 East Elkcam Circle, Marco Island, Florida               34146
--------------------------------------------------------------------------------
   (Address of principal executive offices)               (Zip Code)

Securities to be registered purusant to Section 12(b) of the Act:

          Title of each class                Name of each exchange on which
          to be so registered                each class is to be registered

                 None                                  None
          -------------------                ------------------------------

     dIf this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, Par Value $0.01 per share
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered.

     The Registrant hereby incorporates by reference the description of its common stock, par value $0.01 per share, contained under the heading "ARTICLES OF INCORPORATION - SUMMARY - Common Stock" in the Prospectus included in its Registration Statement on Form SB-2, Registration No. 33-98090 ("Registration Statement") filed withthe Commission on October 13, 1995. This Registration Statement shall be deemed to incorporate by reference the description of the Common Stock contained in any Prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933.

Item 2. Exhibits

Exhibit No.                        Description
-----------                        -----------

     1. Amended and Restated Articles of Incorporation and the Bylaws of Registrant filied as Exhibits 3.1 and 3.2 to the Registration Statement, respectively are hereby incorporated by reference.

     2.     Specimen  Common  Stock   Certificate   and  the  Specimen   Warrant
            Certificate filed as Exhibits 4.1 and 4.2 to the Registration Statement, respectively are hereby incorporated by reference.

     3. Warrant Plan of Registrant filed as Exhibit 4.4 to the Registration Statement is hereby incorporated by reference.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed onits behalf by the undersigned, thereto duly authorized.

(Registrant)   The Commercial Bancorp, Inc.
               ----------------------------

Date:          May 8, 1997
               ----------------------------

By:            /s/Stephen A. McLaughlin
               ----------------------------
                  Stephen A. McLaughlin
                    Chief Financial Officer